NON-COMPETITION AGREEMENT


          THIS NON-COMPETITION AGREEMENT (this "Agreement"), dated as of March 6, is between Mark Zeller, an individual (the "Individual"), and L&S AUTOMOTIVE PRODUCTS CO., a
Delaware corporation (the "Company").

                            RECITALS:

                  (A) Whereas, the Company entered an Asset Purchase and Sale Agreement dated November ____, 1999 by and between the Company and The Zeller Corporation (the "Purchase Agreement") pursuant to which the Company is purchasing substantially all of the assets of The Zeller Corporation;

                  (B) Whereas, The Zeller Corporation was, prior to the date hereof, engaged in the manufacture and sale of u-joints (journal cross repair kits) (the "Business");

                  (C) Whereas, the Individual was a shareholder and employee of The Zeller Corporation; and

                  (D) Whereas, the Company wishes to secure a contract with the Individual to ensure that that said Individual will refrain from competing with the Company in the Business.

          NOW, THEREFORE, in consideration of the premises and mutual agreements hereinafter set forth, and upon the terms and subject to the conditions contained herein, the Individual and the Company agree as follows:

Section 1.     1.1  Period and Conduct.

          (a) During the period commencing on the date of this Agreement and ending on the date that is the ten (10) year anniversary of said commencement (the "Term"), the Individual shall not, directly, indirectly, for his own account or for that of any other person or company and whether as a shareholder, partner or investor in any person or company or as principal, agent, representative, consultant, proprietor or in any other capacity:

               (i) canvas, solicit or accept orders or business of any kind relating to marketing, sale or distribution of any products of the Business sold by The Zeller Corporation prior to the date hereof or any other business activity that is the same as the Business (each, a "Competitive Activity"), or

               (ii) enter or engage in any business engaged in a Competitive Activity.


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               Notwithstanding the foregoing, nothing in this
Agreement shall restrict the Individual from making and retaining investments in not more than one percent of the equity of any

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entity engaged in a Competitive Activity, if such equity is listed on a national securities exchange or regularly traded in an over-the-counter market.

          (b) During the Term, the Individual shall not, directly or indirectly, for his own account or for that of any other person or company and whether as a shareholder, partner or investor in any person or company or as principal, agent, representative, consultant, proprietor or in any other capacity:

               (i) request or advise any individual or company that is a customer of the Company ("Customer") to withdraw, curtail or cancel any such Customer's business with the Company; or

               (ii) induce, directly or indirectly, any Customer or vendor of the Company, or any third party, to patronize or create any business engaging in a Competitive Activity.

          (c) During the Term, the Individual shall refrain from making any statements to any person or organization, including, but not limited to, members of the press and media, and other members of the public, which would disparage the Company, its officers, directors or affiliates.

     1.2 Solicitation of Employees. During the Term, the Individual shall not, and shall cause each of his Affiliates not to, directly or indirectly, for his own account or for that of any other person or company and whether as a shareholder, partner or investor in any person or company or as principal, agent, representative, consultant, proprietor or in any other capacity, solicit or induce or attempt to solicit or induce any employee, sales representative, agent or consultant of the Company to terminate his or her employment, representation or other association with the Company.

     1.3 Territory. The Individual shall refrain from engaging in the activities described in Section 1.1 and 1.2 during the Term within the Restricted Territory (defined below). Restricted
Territory means the geographic area within the continental United
Stated and Canada.

     1.4 Compensation. During the Term, as compensation for the obligations undertaken by the Individual hereunder, the Individual is entitled to an annual payment of $118,750. The first annual payment shall be made as of the date hereof and subsequent payments shall be made on each anniversary hereof. If the Individual dies during the Term, the Company shall make the annual payment to the Individual's estate or beneficiaries.

     1.5  Remedies.  Inasmuch as any breach for failure to comply with
Section 1 of this Agreement will cause serious and substantial damage to the Company if the Individual should in any way breach or fail to comply with the terms of this Section 1 generally, the Company will be entitled to an injunction restraining the Individual from such breach or failure. All remedies expressly provided for herein are cumulative of any and all other remedies now existing at law or in equity. The Company is, in addition to the remedies herein provided, entitled to avail itself of all such other remedies as may now or hereafter exist at law or in equity for compensation, and for the specific enforcement of the overall covenants contained herein. Resort to any remedy provided for hereunder or provided for by law will not prevent

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the concurrent or subsequent exercise of any other appropriate remedy or remedies, or preclude the recovery by the Company of monetary damages.

Section 2. Non-Disclosure. The Individual shall keep in strict confidence, and shall not, directly or indirectly, at any time, disclose, furnish, disseminate, make available or use any trade secrets or confidential business and technical information of the Company or its customers or vendors, without limitation as to when or how the Individual may have acquired such information. Such confidential information includes, without limitation, the Company's unique selling, manufacturing and servicing methods and business techniques, training, service and business manuals, promotional materials, vendor and product information, customer and prospective customer lists, other customer and prospective customer information, financial information and technical information; provided, however, the Individual shall not be subject to the restrictions set forth in this Section 2 with respect to information which: (i) becomes generally available to the public other than as a result of disclosure by the Individual or his agents or representatives, (ii) becomes available to the Individual on a non-confidential basis from a source other than the Company or its agents, provided that such source lawfully obtained such information and is not bound by a confidentiality obligation not to disclose such information, or (iii) is required to be disclosed by law or pursuant to an order of a court of competent jurisdiction. The Individual specifically acknowledges and agrees that this confidential and proprietary trade secret information, whether reduced to writing, maintained on any form of electronic media or maintained in the mind or memory of the Individual and whether compiled by the Company and/or the Individual, derives independent economic value from not being readily known to or ascertainable by proper means by others who can obtain economic value from their disclosure or use, that reasonable efforts have been put forth by the Company to maintain the secrecy of such information, that such information is and will remain the sole property of the Company and that any retention and use of such information will constitute a misappropriation of the Company's trade secrets. The Individual shall not remove from the premises of the Company or retain any of the materials described in this Section 2 except with the prior written consent of the Company, and the Individual promptly shall deliver to the Company all such materials in the Individual's possession.

Section 3.     Miscellaneous

     3.1 Amendment. This Agreement may be amended only by a writing executed by the parties hereto.

     3.2 Entire Agreement. This Agreement and the other agreements referred to herein set forth the entire understanding of the parties hereto regarding the subject matter hereof and supersede all prior contracts, agreements, arrangements, communications, discussions representations and warranties, whether oral or written, between the parties regarding the subject matter hereof.


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     3.3  Notices.  All notices and other communications required or permitted hereunder will be in writing and will be deemed to have been duly given when delivered in person or when dispatched by telegram or electronic facsimile transfer (confirmed in writing by mail simultaneously dispatched) or one business day after having been dispatched by a nationally recognized overnight courier service to the appropriate party at the address specified below:

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     If to the Company:       L&S Automotive Products Co.
                              6 South Pennsylvania
                              Oklahoma City, OK 73107
                              Attn: President

     with a copy to:          L&S Automotive Products Co.
                              6 South Pennsylvania
                              Oklahoma City, OK 73107
                              Attn: General Counsel

     If to the Individual:    Mark Zeller
                              P.O. Box 1127
                              Defiance, OH 43512

     with a copy to:          Baker & Hostetler LLP
                              3200 National City Center
                              1900 East Ninth Street
                              Cleveland, Ohio 44114-3485
                              Attention:  R. Steven Kestner


     3.4 Assignment. This Agreement is binding upon and inures to the benefit of the heirs, successors, representatives and assigns of each party hereto, but no rights, obligations or liabilities of the Individual hereunder will be assignable without the prior written consent of the Company.

     3.5 Governing Law. This Agreement will in all respects be governed by, and construed in accordance with the laws of the State of Ohio.

     3.6 Severability. Each section and subsection of this Agreement constitutes a separate and distinct provision hereof. It is the intent of the parties hereto that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applicable in each jurisdiction to be invalid, ineffective or unenforceable, the remaining provisions will not be affected thereby. The invalid, ineffective or unenforceable provision will, without further action by the parties, be automatically amended to effect the original purpose and intent of the invalid, ineffective, unenforceable provisions; provided, however, that such amendment will apply only with respect to the operation of such provision in the particular jurisdiction with respect to which such adjudication is made.

     3.7 Waivers. None of the terms of this Agreement will be deemed to be waived or amended by either party unless such a waiver or amendment specifically references this Agreement and is in writing signed by an authorized representative of the party to be bound. Any such signed waiver will be effective only in the specific instance and for the specific purpose for which it was made or given.

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     3.8  Headings.  The headings in this Agreement are solely for convenience of reference and are not to be given any effect in the construction or interpretation of this Agreement.

     3.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed to be an original, and all of which together will constitute one and the same instrument.

     3.10 Third Parties. Nothing expressed or implied in this Agreement is intended, or may be construed, to confer upon or give any person or entity other than the Company and the Individual any rights or remedies under, or by reason of, this Agreement.

     3.11 Income Tax Reporting. The Individual shall report the all payments made to the Individual pursuant to Section 1 hereof as ordinary income for federal, state and local income tax purposes.

     3.12 Disclosure. During the Term the Individual shall communicate the contents of Section 2 of this Agreement to any person, firm, association, partnership, corporation or other entity that he intends to be employed by, associated with or represent and that is engaged in a business that is competitive to the business of the Company.

     3.13 Future Guarantee. It is anticipated by the Company that the Company will be transferred to a third party purchaser holding company by or around December 31, 1999. Upon such transfer, the Company shall cause such third purchaser holding company to execute a guarantee of the obligations of the Company hereunder.

          IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed and delivered by its duly authorized officer, and the Individual has duly executed and delivered this Agreement, as of the date first written above.


                         /s/ Mark C. Zeller

                              ____________________________________
                              Mark Zeller


                              L&S AUTOMOTIVE PRODUCTS CO.


                              By: /s/ Claude Rappaport
                                 __________________________________
                                                    ,